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                                                                   Exhibit 10.43

AFTER RECORDING RETURN TO:

Regions Bank
Corporate Trust, 7th Floor
400 W. Capitol
Little Rock, AR 72201

                    ASSIGNMENT OF MORTGAGE AND LOAN AGREEMENT

KNOW THAT, CITY OF SPRINGDALE, ARKANSAS, a political subdivision organized and existing under the laws of the State of Arkansas, having an address 201 Spring Street, Springdale, Arkansas 72764 ("Assignor"), in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, as of this 1st day of October 2003, to REGIONS BANK, as Trustee, having an address at Corporate Trust, 7th Floor, 400
W. Capitol, Little Rock, AR 72201 ("Assignee"), that certain Mortgage and Loan Agreement more fully described in Exhibit A annexed hereto and made a part hereof (the "Agreement") and covering the property more particularly described in Exhibit B annexed hereto and made a part hereof.

         TOGETHER with the obligations described in said Agreement and the moneys due and to grow due thereon with interest.

         TO HAVE AND TO HOLD the same unto Assignee, and to the successors, legal representatives and assigns of Assignee forever.

         This assignment is made without representation, warranty, or recourse.

         This assignment shall inure to the benefit of, and be binding upon, Assignor and Assignee, and their respective successors and assigns.

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         EXECUTED as of the date first written above.

                                    ASSIGNOR:

                                    CITY OF SPRINGDALE, ARKANSAS

                                    By: /s/ JERRE VAN HOOSE
                                        ---------------------------------
                                        Mayor

[SEAL]

Attest:

/s/ DENISE PEARCE
------------------------
City Clerk

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                                    Exhibit A

MORTGAGE AND LOAN AGREEMENT, dated as of October 1, 2003, by ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware, as grantor to the CITY OF SPRINGDALE, ARKANSAS, which Mortgage and Loan Agreement was recorded on ______ _____, 2003 in the real estate records of Washington County, Arkansas, at
____________.

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                                    Exhibit B

                                      LAND

         The following described real property, located in the State of Arkansas, Washington County, and more particularly described as follows:

A PART OF THE NORTHEAST QUARTER (NE1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION THIRTY-SIX (36), TOWNSHIP EIGHTEEN (18) NORTH, RANGE THIRTY (30) WEST, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID 40 ACRE TRACT, SAID POINT BEING AN EXISTING IRON; THENCE S89 degrees 55'46"W ALONG THE SOUTH LINE OF SAID 40 ACRE TRACT 675.00 FEET TO A SET 1/2" IRON REBAR IN THE CENTER OF AN EXISTING DITCH; THENCE N03 degrees 43'29"E ALONG THE CENTER OF SAID DITCH 56.10 FEET TO A SET 1/2" IRON REBAR IN THE CENTER OF A MAIN DRAINAGE CHANNEL; THENCE N85 degrees 34'20"W ALONG THE CENTER OF SAID MAIN CHANNEL 307.68 FEET TO A SET 1/2" IRON REBAR, SAID POINT BEING ON THE EAST EDGE OF THE EXISTING PAVEMENT OF JEFFERSON STREET; THENCE N00 degrees 00'00"E 395.36 FEET TO A SET 1/2" IRON REBAR; THENCE N89 degrees 55'46"E 978.12 FEET TO A CHISELED "X" ON THE EAST LINE OF SAID 40 ACRE TRACT, SAID POINT BEING IN A CONCRETE DRAINAGE SWALE; THENCE SOUTH 475.47 FEET TO THE POINT OF BEGINNING, CONTAINING 10.20 ACRES, MORE OR LESS, SPRINGDALE, WASHINGTON COUNTY, ARKANSAS. THE ABOVE DESCRIBED 10.20 ACRE TRACT BEING SUBJECT TO THE RIGHT-OF-WAY OF JEFFERSON STREET ALONG THE ENTIRE WEST BOUNDARY AND ANY EASEMENTS OF RECORD.

AND

A PART OF THE SOUTHEAST QUARTER (SE1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION THIRTY-SIX (36), TOWNSHIP EIGHTEEN (18) NORTH, RANGE THIRTY (30) WEST, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF SAID 40 ACRE TRACT, SAID POINT BEING AN EXISTING IRON; THENCE S00 degrees 15'57"W ALONG THE EAST LINE OF SAID 40 ACRE TRACT 1018.39 FEET TO AN EXISTING IRON WHICH IS N00 degrees 12'50"E 300.19 FEET FROM THE SOUTHEAST CORNER OF SAID 40 ACRE TRACT; THENCE S89 degrees 50'58"W 178.79 FEET TO A SET 1/2" IRON REBAR; THENCE S00 degrees 15'14"W 42.77 FEET TO A SET 1/2" IRON REBAR; THENCE S89 degrees 58'58"W 85.00 FEET TO A SET 1/2" IRON REBAR; THENCE S00 degrees 15'14"W
257.00 FEET TO A POINT ON THE SOUTH LINE OF SAID 40 ACRE TRACT, SAID POINT BEING IN THE RIGHT-OF-WAY OF HUNTSVILLE AVENUE AND FROM WHICH AN EXISTING AN EXISTING REFERENCE IRON BEARS N00 degrees 15'14"E 21.92 FEET; THENCE S89 degrees 58'58"W ALONG THE SOUTH LINE OF SAID 40 ACRE TRACT 434.00 FEET TO A POINT FROM WHICH AN EXISTING REFERENCE IRON BEARS N00 degrees 15'15"E 22.40 FEET; THENCE LEAVING THE SOUTH LINE OF SAID 40 ACRE TRACT N00 degrees 15'15"E 279.00 FEET TO A SET 1/2" IRON REBAR; THENCE N89 degrees 58'58"E 23.00 FEET TO A SET 1/2" IRON REBAR; THENCE N00 degrees 15'15"E 1038.95 FEET TO A SET 1/2" IRON REBAR ON THE NORTH LINE OF SAID 40 ACRE TRACT; THENCE N89 degrees 55'46"E 675.00 FEET TO THE POINT OF BEGINNING, CONTAINING 18.84 ACRES, MORE OR LESS, SPRINGDALE, WASHINGTON COUNTY, ARKANSAS. THE ABOVE DESCRIBED 18.84 ACRE TRACT BEING SUBJECT TO THE RIGHT-OF-WAY OF HUNTSVILLE AVENUE ALONG THE ENTIRE WEST BOUNDARY AND ANY EASEMENTS OF RECORD.